EXHIBIT 10.1

FIRST AMENDING AGREEMENT TO
CREDIT AGREEMENT

dated as of April 27, 2021

ALTALINK INVESTMENT MANAGEMENT LTD.,
in its capacity as general partner of
ALTALINK INVESTMENTS, L.P.,
as Borrower,
- and -
ALTALINK INVESTMENT MANAGEMENT LTD.,
as General Partner,
- and -
ROYAL BANK OF CANADA,
as Administrative Agent of the Lenders, and as Lender,
- and -
THE LENDERS PARTY HERETO,
as Lenders

FIRST AMENDING AGREEMENT TO THE CREDIT AGREEMENT, dated as of April 27, 2021, among AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, AltaLink Investment Management Ltd., as General Partner, Royal Bank of Canada, as Agent of the Lenders (the “Agent”), and the Lenders party hereto.
RECITALS
WHEREAS AltaLink Investment Management Ltd., in its capacity as general partner of AltaLink Investments, L.P., as Borrower, Royal Bank of Canada, as Agent of the Lenders, and the Lenders are parties to a Credit Agreement made as of April 27, 2020 (the “Original Credit Agreement”);
AND WHEREAS the Borrower, the General Partner, the Lenders and the Agent have agreed to amend certain provisions of the Original Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS

1.1Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Credit Agreement.
ARTICLE 2
AMENDMENTS

2.1Amendment to Section 1.1.
(a)    The definition of “Applicable Margin” in Section 1.1 of the Original Credit Agreement is deleted in its entirety and replaced with the following:

“Applicable Margin” means the applicable fee or margin amount set out in the following grid for the rating which corresponds to the rating received from S&P or DBRS for the Senior Bonds, Series 15-1 and which is determined below:

Ratings	Category I	Category II	Category III	Category IV	Category V	Category VI	Category VII
S & P and DBRS	>A / A	A / A	A- / A (low)	BBB+ / BBB (high)	BBB / BBB	BBB- / BBB (low)	< BBB- / BBB (low) / unrated
Applicable Margin for Bankers’ Acceptances, LIBOR Loans & Documentary Credits	70.0 bps	80.0 bps	100.0 bps	120.0 bps	145.0 bps	170.0 bps	200.0 bps

Applicable Margin for Prime Rate Loans and US Base Rate Loans	0.0 bps	0.0 bps	0.0 bps	20.0 bps	45.0 bps	70.0 bps	100.0 bps
Commitment Fee	14.0 bps	16.0 bps	20.0 bps	24.0 bps	29.0 bps	34.0 bps	40.0 bps

For purposes of this Agreement, if at any time the ratings assigned by the Rating Agencies fall within different rating categories in accordance with the above table, (a) in the case where the lowest senior unsecured debt rating is BBB- or higher, the Applicable Margin will be the higher of the ratings and (b) in the case where the lowest senior unsecured debt rating is lower than BBB-, the Applicable Margin will be based on the average of the ratings.
Any increase or decrease in the Applicable Margin (other than with respect to Bankers’ Acceptances) resulting from a change in the rating assigned by one or more Rating Agency shall be calculated with reference to the new Applicable Margin and fee effective on and after the date on which such rating change is published, notwithstanding that any affected Advance may have been made or issued prior to such date. Any increase or decrease in the applicable Banker’s Acceptance Fee shall apply to all Bankers’ Acceptances drawn by the Borrower or on rollover or conversion pursuant to Section 2.8(f), as of the date of such drawing, rollover or conversion, as the case may be.
(b)    The definition of “Maturity Date” in Section 1.1 of the Original Credit Agreement is hereby amended by replacing the date “April 27, 2021” with the date “April 27, 2022” in such definition.
2.2Amendment to Section 2.1.
Section 2.1 of the Original Credit Agreement is hereby amended by adding the following sentence to the end of such Section:
“Notwithstanding anything to the contrary in this Agreement, from and after April 27, 2021, the Borrower shall not request Borrowings for, and no Lender shall make, U.S. Base Rate Loans or LIBOR Loans.”
2.3Amendment to Article 17.
Article 17 of the Original Credit Agreement is hereby amended by adding the following Section 17.11 to the end of such Article:
“17.11    Recovery of Erroneous Payments.
Each Lender hereby agrees that if, at any time, (i) it receives any amount from the Agent on account of all present and future indebtedness, liabilities and obligations of the Borrower to the Agent and to the Lenders under this Agreement, whether for principal, interest, fees or otherwise (the “Applicable Payment”), and whether or not such amount or any other amount is then due and owing to such Lender by the Borrower or any other Credit Party, and (ii) the Agent subsequently notifies such Lender that the Applicable Payment was either (A) made in error or (B) has not been reimbursed by the Borrower, in whole or in part, to the Agent within the time specified thereof under this Agreement, then: (x) such Lender shall promptly return such amount (or, if applicable, its ratable share of the unreimbursed portion thereof) to the Agent within two (2) Business Days following notice thereof and (y) any amounts not so returned shall bear interest at the Prime Rate. The Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender or other Person shall be to recover the amount from the Person that actually received it.”
ARTICLE 3
CONDITIONS PRECEDENT

3.1Conditions Precedent
This First Amending Agreement shall become effective when:
(a)     the Agent shall have received an executed copy of this First Amending Agreement from each of the Agent, the Lenders, the Borrower and the General Partner;
(b)     the Agent has received an extension fee from the Borrower, which fee shall be in the amount of 4 bps calculated on the Commitment of each Lender party to this First Amending Agreement, and payable to each such Lender; and
(c)    no Event of Default shall have occurred and be continuing.
The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES

4.1Representations and Warranties True and Correct; No Default or Event of Default
The Borrower and General Partner each hereby represents and warrants to the Agent and the Lenders that after giving effect to this First Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Original Credit Agreement and each of the other Loan Documents is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Original Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

ARTICLE 5
MISCELLANEOUS

5.1No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Original Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.

5.2Time
Time is of the essence in the performance of the parties’ respective obligations in this First Amending Agreement.
5.3Governing Law
This First Amending Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.
5.4Successors and Assigns
This First Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Agent or any Lender. Nothing in this First Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Original Credit Agreement, as amended by this First Amending Agreement.
5.5Counterparts
This First Amending Agreement may be executed by the parties hereto in counterparts and may be delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts shall together constitute one and the same agreement.
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The parties hereto have duly executed this First Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK INVESTMENT MANAGEMENT LTD., in its capacity as General Partner of ALTALINK INVESTMENTS, L.P.
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Director

By:	/s/ Todd Anliker
Name: Todd Anliker
Title: Director

ALTALINK INVESTMENT MANAGEMENT LTD.
By:	/s/ Jeffrey A. Austin
Name: Jeffrey A. Austin
Title: Director

By:	/s/ Todd Anliker
Name: Todd Anliker
Title: Director

ROYAL BANK OF CANADA, as Agent
By:	/s/ Yvonne Brazier
Name: Yvonne Brazier
Title: Manager, Agency Services

By:
Name:
Title:

ROYAL BANK OF CANADA, as Lender
By:	/s/ David Gazley
Name: David Gazley
Title: Authorized Signatory

By:
Name:
Title:

BANK OF MONTREAL, as Lender
By:	/s/ Steven Patchet
Name: Steven Patchet
Title: Director

By:
Name:
Title:

ATB FINANCIAL, as Lender
By:	/s/ Trevor Guinard
Name: Trevor Guinard
Title: Director - Energy Infrastructure

By:	/s/ Shane de Villiers
Name: Shane de Villiers
Title: Associate Director - Energy Infrastructure

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Kirt Millwood
Name: Kirt Millwood
Title: Managing Director & Head

By:	/s/ Mathieu Leroux
Name: Mathieu Leroux
Title: Director